                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 2004

                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                  1-31443                                 71-0879698
   (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                                                         IDENTIFICATION NUMBER)

                             12730 HIGH BLUFF DRIVE
                                    SUITE 180
                               SAN DIEGO, CA 92130
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 523-0171

ITEM 8.01.    Other Events.

         On October 1, 2004, the registrant issued a press release relating to certain developments in the Chapter 11 bankruptcy of its subsidiary, Hawaiian
Airlines, Inc. The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01.        Financial Statements and Exhibits.

        (a)       Financial Statements of Business Acquired.

                  Not Applicable/None

        (b)       Pro Forma Financial Information.

                  Not Applicable/None

        (c)       Exhibits.

                  Exhibit Number                     Document Description
                  --------------                     --------------------
                           99.1                      Press Release dated
                                                     October 1
, 2004

                                      -2-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 1, 2004

                                            HAWAIIAN HOLDINGS, INC.

                                            By:     /s/ Randall L. Jenson
                                                   -------------------------
                                                     Randall L. Jenson
                                                     Vice President
                                                     and Chief Financial Officer

                                       -3-

EXHIBIT INDEX

Exhibit
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No.
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99.1               Press Release dated October 1, 2004